EXHIBIT 99.1

Instructure and Thoma Bravo Amend Definitive Merger Agreement

to Increase Offer Price to $49.00 Per Share in Cash

—Revised Agreement Approved by Instructure’s Board of Directors—

—Revised Agreement Represents ‘Best and Final’ Offer from Thoma Bravo; Consideration Delivers Instructure Stockholders Certain and Immediate Value—

— Special Meeting of Instructure Stockholders Adjourned to February 25, 2020—

SALT LAKE CITY – FEBRUARY 14, 2020 –Instructure (NYSE: INST) and Thoma Bravo, LLC today announced that they have entered into an amendment to their definitive merger agreement under which Thoma Bravo has increased to $49.00 per share in cash its offer to acquire all outstanding shares of Instructure. The offer, which represents a best and final offer, is an increase from the prior $47.60 per share offer.

The Instructure Board of Directors approved the revised merger agreement and recommend that Instructure stockholders vote in favor of the transaction.

The Special Meeting of Instructure Stockholders scheduled for today will be convened and then adjourned again until Tuesday, February 25, 2020 at 9:00 a.m. Mountain Time, allowing stockholders to have additional time to consider voting in favor of the transaction.

Stockholders who have already voted do not need to recast their votes. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Stockholders who have not already voted or wish to change their vote are encouraged to do so using the instructions provided in the revised definitive proxy statement. No other changes have been made in the proposals to be voted on by stockholders at the special meeting.

The failure to return the proxy, or vote at the special meeting in person, will have the same effect as a vote “against” the merger. Stockholders seeking copies of the definitive proxy statement or with questions about the special meeting may contact the company’s proxy solicitor, MacKenzie Partners, Inc., toll-free at (800) 322-2885.

ABOUT INSTRUCTURE

Instructure helps people grow from the first day of school to the last day of work. More than 30 million people use the Canvas Learning Management Platform for schools and the Bridge Employee Development Platform for businesses. More information at www.instructure.com.

ABOUT THOMA BRAVO, LLC

Thoma Bravo is a leading private equity firm focused on the software and technology-enabled services sectors. With a series of funds representing more than $35 billion in capital commitments, Thoma Bravo partners with a Company’s management team to implement operating best practices, invest in growth initiatives and make accretive acquisitions intended to accelerate revenue and earnings, with the goal of increasing the value of the business. Representative past and present portfolio companies include industry leaders such as ABC Financial, Blue Coat Systems, Deltek, Digital Insight, Frontline Education, Global Healthcare Exchange, Hyland Software, Imprivata, iPipeline, PowerPlan, Qlik, Riverbed, SailPoint, SolarWinds, SonicWall, Sparta Systems, TravelClick and Veracode. The firm has offices in San Francisco and Chicago.

Additional Information and Where to Find It

Instructure filed with the Securities and Exchange Commission (the “SEC”) a revised definitive proxy statement on Schedule 14A on January 7, 2020 (the “proxy statement”), as well as other relevant documents concerning the proposed transaction. The proxy statement contains important information about the proposed merger and related matters. Investors and security holders of Instructure are urged to carefully read the entire proxy statement because it contains important information about the proposed transactions. A definitive proxy statement will be sent to the stockholders of Instructure seeking any required stockholder approvals.

Investors and security holders of Instructure will be able to obtain a free copy of the proxy statement, as well as other relevant filings containing information about Instructure and the proposed transactions, including materials that will be incorporated by reference into the proxy statement, without charge, at the SEC’s website (http://www.sec.gov) or from Instructure by contacting Instructure’s Investor Relations at (866) 574-3127, by email at Investors@instructure.com, or by going to Instructure’s Investor Relations page on its website at https://ir.instructure.com/overview/default.aspx and clicking on the link titled “SEC Filings.”

Participants in the Solicitation

Instructure and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the interests of Instructure’s directors and executive officers and their ownership of Instructure common stock is set forth in Instructure’s annual report on Form 10-K filed with the SEC on February 20, 2019 and Instructure’s proxy statement on Schedule 14A filed with the SEC on April 8, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed merger. Free copies of these documents may be obtained, without charge, from the SEC or Instructure as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication contains forward-looking information related to the Company and the acquisition of the Company. Forward-looking statements in this release include, among other things, statements about the potential benefits of the proposed transaction, Instructure’s plans, objectives, expectations and intentions, the financial condition, results of operations and business of Instructure, and the anticipated timing of closing of the proposed transaction. Risks and uncertainties include, among other things, risks related to the ability of Instructure to consummate the proposed transaction on a timely basis or at all, including due to complexities resulting from the adoption of new accounting pronouncements and associated system implementations; the satisfaction of the conditions precedent to consummation of the proposed transaction; Instructure ‘s ability to secure regulatory approvals on the terms expected in a timely manner or at all; disruption from the transaction making it more difficult to maintain business and operational relationships; the negative side effects of the announcement or the consummation of the proposed transaction on the market price of Instructure ‘s common stock or on Instructure’s operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transaction; competitive factors, including competitive responses to the transaction and changes in the competitive environment, pricing changes, sales cycle time and increased competition; customer demand for Instructure’s products; new application introductions and Instructure’s ability to develop and deliver innovative applications and features; Instructure’s ability to provide high-quality service and support offerings; Instructure’s ability to build and expand its sales efforts; regulatory requirements or developments; changes in capital resource requirements; and other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals.

Further information on these and other risk and uncertainties relating to Instructure can be found in its reports on Forms 10-K, 10-Q and 8-K and in other filings Instructure makes with the SEC from time to time and available at www.sec.gov. These documents are available under the SEC filings heading of the Investors section of Instructure’s website at https://ir.instructure.com/overview/default.aspx.

The forward-looking statements included in this communication are made only as of the date hereof. Instructure assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

CONTACTS:

For Instructure

Instructure Investor Relations 866-574-3127, Investors@instructure.com

Instructure Media Contact

Cory Edwards, 801-869-5258, cory@instructure.com

or

Kekst CNC

Ross Lovern, 212-521-4800, ross.lovern@kekstcnc.com

For Thoma Bravo

Megan Frank, 628-218-0274, mfrank@thomabravo.com